TCBI Q4 2016 Earnings January 25, 2017

Certain matters discussed within or in connection with these materials may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from declines and volatility in oil and gas prices, rates of default or loan losses, volatility in the mortgage industry, the success or failure of our business strategies, future financial performance, future growth and earnings, the appropriateness of our allowance for loan losses and provision for credit losses, the impact of increased regulatory requirements and legislative changes on our business, increased competition, interest rate risk, the success or failure of new lines of business and new product or service offerings and the impact of new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

3 Opening Remarks & Financial Highlights Core Earnings Power Strong Balanced Growth Credit Quality • Strong LHI growth at the end of the quarter going into 2017 • Loan growth for full year 2016 consistent with guidance • MCA growth overcame seasonal weakness in mortgage finance volumes • Continued strong growth in average DDAs and total deposits • Traditional LHI and MFL/MCA expansion continue to produce solid net revenue growth, and improve fee income component • Operating leverage improving with reduction in efficiency ratio consistent with guidance • MCA ramping as expected during 2016 and will be a capital efficient contributor to earnings • Credit metrics remain acceptable with Q4-2016 provision of $9 million as a result of meaningful improvement in criticized loan balances • NCOs for 2016 29 bps, with $36 million related to energy • High allowance coverage ratios Operating Results Net Income $48.4 million EPS $0.96 ROE CE 10.82% Total LHI $17.5 billion Total Deposits $17.0 billion

4 Energy Update • Outstanding energy loans represented 5% of total loans, or $996.1 million, at Q4-2016 compared to $1.1 billion at Q3-2016 • E&P portfolio concentrated in long-lived production with low lifting costs, approximately 60% oil and 40% gas • Remain confident about reserve levels ‐ Allocated reserve of $57.0 million represents 6% of energy loans ‐ $16.3 million of energy net charge-offs in Q4-2016 previously reserved; $36.0 million for YTD 2016 • Decrease in energy non-accruals ‐ Non-accruals $121.5 million at Q4-2016 compared to $150.0 million at Q3-2016 ‐ Criticized energy loans decreased to 20% of energy loans at Q4-2016 from 25 % at Q3-2016 ‐ Total criticized energy loans at Q4-2016 $207.8 million, includes classified of $166.8 and all NPAs • Borrowing bases are defined by conservative advances (generally 60%-65%) of the NPV of expected future cash flows estimated using future prices as one of numerous inputs, including the effects of hedges ‐ Proven, non-producing collateral is given only minimal weighting in borrowing base determinations • TCBI has significant control over exposure to unfunded commitments ‐ Total of all unfunded commitments approximately 55% of current outstanding energy loans, percentage increased as a result of new commitments ‐ Unfunded commitments related to loans that are currently criticized are less than $35 million

Houston Market Risk Real Estate 5 (in thousands except % data) Q4 2016 % of Total Houston Market Risk CRE Q3 2016 % of Total Houston Market Risk CRE Apartment buildings $198,554 23% $206,407 24% Commercial buildings(1) 174,052 20% 150,545 18% Shopping center/mall buildings 111,577 13% 124,593 15% Hotel/motel buildings 161,672 18% 154,812 18% Manufacturing/Industrial 110,876 13% 109,015 13% Other 119,787 13% 108,655 12% Total Houston Market Risk CRE (excluding builder finance loans) $876,518 $854,027 Percentage of total LHI 5% 5% • The above table summarizes our Houston market risk real estate portfolio, excluding loans related to our builder finance line of business • Of the December 31, 2016 total, $8.3 million were “special mention”; $159,000 “substandard” loans and no NPAs • The linked quarter increase in outstanding balances was due primarily to new fundings on previous commitments (1) Commercial buildings includes office and build-to-suit properties

8 ,8 4 4 9 ,6 2 3 6 ,0 8 3 1 0 ,9 3 4 - 2,000 4,000 6,000 8,000 10,000 12,000 Texas Regions National Businesses $ M il li o n s Loans Deposits 6 Update on Geographic Diversification Note: (1) Texas Regions loan balances include balances from the Energy business (2) Unemployment data through November 30, 2016 • While cities directly involved in the oil/gas industry are more exposed to the energy downturn, Texas as a whole and TCBI markets are more resilient, due to improvement in its economic diversification, corporate relocations and strong population growth • All of our national lines of business have been operating for many years, increasing our geographic diversification as each gained additional market share • National Business balances include Mortgage Finance, Builder Finance, Lender Finance, BDCF and national depository businesses • Our national LOBs include Texas clients, but Texas clients represent less than 20% of their total business Major Texas Metro Areas Unemployment Rate(2) Austin-Round Rock 3.0% DFW-Arlington 3.5% Houston metro 4.9% San Antonio 3.5% (1)

Net Interest Income & Margin 7 • Net interest income growth of 3% from Q3-2016 and 20% from Q4-2015 • Adjusted NIM net of effect of liquidity is 3.69% • Strong combined MFL and MCA balances continue to benefit NII with small negative to NIM • Loan fees, including syndication fees, continued at a normalized level • Total Average Liquidity Assets 19% of earning assets with yield of 54 bps; significantly reduces NIM and ROA with minor benefit to NII Quarterly Change NII ($MM) NIM (%) $166.7 Q3 2016 3.14% 3.7 Increase in LHI balances - 1.6 Increase in LHI gross loan yields .03 .7 Increase in MF loan yields .01 - Increase in free funds contribution .02 - Increase in liquidity assets (.07) (.4) Mix shift from LHI to MCA and MF (.01) (1.1) Increase in funding costs (.02) - Other .01 $171.2 Q4 2016 3.11% NIM Highlights Earning Asset & Margin Trends $15.3 $15.6 $16.7 $17.5 $17.8 $3.5 $3.0 $3.2 $3.6 $4.1 3.78% 3.77% 3.82% 3.82% 3.84% 3.01% 3.13% 3.18% 3.14% 3.11% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $5.0 $10.0 $15.0 $20.0 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 P o rt fo li o B a la n c e s ($ B ) Loans Other Earning Assets Total Loan Spread NIM

Loan Growth 8 • Broad-based growth in average traditional LHI – Growth of $110.3 million (1%) from Q3-2016 and $1.0 billion (9%) from Q4-2015 • Strong growth at end of the quarter; period-end balance $299.1 million higher than Q4-2016 average balance • Increase in MCA balances of $513.6 million producing 4% increase in average total MFLs from Q3-2016, and 44% increase from Q4- 2015 • Consistent with trends, average total MFLs represent 30% of average total loans at Q4-2016 compared to 30% at period end Growth Highlights Average Balance Trends ($B) Total Loan Composition ($18.4 Billion at 12/31/16) $11.7 $11.9 $12.3 $12.6 $12.7 $3.7 $3.9 $4.6 $5.1 $5.3 4.21% 4.25% 4.35% 4.34% 4.39% -5.00% -3.00% -1.00% 1.00% 3.00% 5.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Po rt fo lio B al an ce s ( $B ) LH I (excl. MFLs) Total MFLs LH I (excl. MFL) Yield Business Assets 29% Energy 3% H ighly Liquid Assets 1% Total Mortgage Finance 30% Other Assets 4% Comml R/E Mkt. Risk 18% Residential R/E Mkt. Risk 7% Owner Occupied R/E 5% Unsecured 3%

Deposit Growth 9 Average Balance Trends ($B) Funding Costs • Core funding costs – deposits and borrowed funds increased by 3 bps from .22% at Q3-2016 to .25% at Q4-2016 compared to increase in LHI yields of 5 bps • Continued deposit growth consistent with strategic opportunity to build deposit base ‐ Increase in linked quarter deposits, with liquidity maintained at a high level ‐ Impact on NIM consistent with objectives, and will fluctuate from quarter to quarter based on levels of liquidity assets, use of borrowed funds and related loan mix ‐ Significant increase in asset sensitivity and duration of low-cost funding over past several years Growth Highlights $9.0 $8.9 $9.1 $9.0 $9.5 $6.8 $6.7 $7.8 $8.8 $9.1 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 D ep os it Ba la nc es ($ B) Interest-Bearing Deposits DDAs 0.18% 0.23% 0.21% 0.20% 0.22% 0.26% 0.32% 0.30% 0.29% 0.31% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Avg Cost of Deposits Total Funding Costs

Non-interest Expense 10 Quarterly Change Annual Change Non-interest expense ($MM) Increase/ (Decrease) Q3 2016 $94.8 Salaries and employee benefits – related to stock price changes 3.6 Salaries and employee benefits – performance based incentives, LTI and annual incentive pool 2.3 Salaries and employee benefits – continued build out 2.5 FDIC assessment 0.2 Other professional – can vary from quarter to quarter 1.0 All other – includes occupancy, technology, marketing, MSR amortization and impairment, all with some one-time and seasonal expenses 2.1 Q4 2016 $106.5 Efficiency Ratio • Full year 2016 efficiency ratio of 54.6% flat with prior year of 54.0% despite additional build out with new LOBs in 2016 • 56.0% for Q4-2016 compared to 51.7 % for Q3-2016; Q4-2016 adversely affected by additional FAS 123R expense related to stock price • Continued build out expenses with new LOB’s, as well as other critical areas supporting regulatory compliance Non-interest expense ($MM) Increase/ (Decrease) YTD 2015 $326.5 Salaries and employee benefits – related to stock price changes 1.1 Salaries and employee benefits – performance based incentives, LTI and annual incentive pool 3.6 Salaries and employee benefits – continued build out 23.8 FDIC assessment 7.0 Other professional 1.2 All other – includes occupancy, technology, marketing, MSR amortization and impairment, all with some one-time and seasonal expenses 19.2 YTD 2016 $382.4

Performance Summary - Quarterly 11 (in thousands) Q4 2016 Q3 2016 Q2 2016 Q1 2016 Q4 2015 Net interest income $ 171,223 $ 166,739 $ 157,069 $ 144,783 $ 142,188 Non-interest income 18,835 16,716 13,932 11,297 11,320 Net revenue 190,058 183,455 171,001 156,080 153,508 Provision for credit losses 9,000 22,000 16,000 30,000 14,000 Non-interest expense 106,523 94,799 94,255 86,820 87,042 Income before income taxes 74,535 66,656 60,746 39,260 52,466 Income tax expense 26,149 23,931 21,866 14,132 17,713 Net income 48,386 42,725 38,880 25,128 34,753 Preferred stock dividends 2,437 2,438 2,437 2,438 2,437 Net income available to common shareholders $ 45,949 $ 40,287 $ 36,443 $ 22,690 $ 32,316 Diluted EPS $ .96 $ .87 $ .78 $ .49 $ .70 Net interest margin 3.11% 3.14% 3.18% 3.13% 3.01% Net interest margin excl. liquidity assets 3.69% 3.68% 3.68% 3.63% 3.63% ROA .85% .78% .77% .53% .72% ROA excl. liquidity assets .97% .87% .84% .57% .84% ROE 10.82% 10.20% 9.65% 6.13% 8.82% Efficiency 56.0% 51.7% 55.1% 55.6% 56.7%

12 Performance Summary - Annual (in thousands) 2016 2015 2014 2013 2012 Net interest income $ 639,814 $ 556,530 $ 476,965 $ 419,513 $ 376,879 Non-interest income 60,780 47,738 42,511 44,024 43,040 Net revenue 700,594 604,268 519,476 463,537 419,919 Provision for credit losses 77,000 53,250 22,000 19,000 11,500 Non-interest expense 382,397 326,523 285,114 256,729 219,881 Income before income taxes 241,197 224,495 212,362 187,808 188,538 Income tax expense 86,078 79,641 76,010 66,757 67,866 Net income 155,119 144,854 136,352 121,051 120,672 Preferred stock dividends 9,750 9,750 9,750 7,394 – Net income available to common shareholders $ 145,369 $ 135,104 $ 126,602 $ 113,657 $ 120,672 Diluted EPS $ 3.11 $ 2.91 $ 2.88 $ 2.72 $ 3.01 Net interest margin 3.14% 3.14% 3.78% 4.22% 4.41% Net interest margin excl. liquidity assets 3.67% 3.66% 3.91% 4.28% 4.44% ROA .74% .79% 1.05% 1.17% 1.35% ROA excl. liquidity assets .82% .90% 1.08% 1.18% 1.38% ROE 9.27% 9.65% 11.31% 12.82% 16.93% Efficiency 54.6% 54.0% 54.9% 55.2% 49.8%

2017 Outlook 13 Business Driver 2017 Outlook v. 2016 Results Average LHI High single to low double-digit percent growth Average LHI – Mortgage Finance Flat for the year; seasonal decline in Q1-2017 Loans held for sale (MCA) $1 billion average outstandings Average Deposits Low to mid-teens percent growth Net Revenue Mid to high-teens percent growth Net Interest Margin 3.20% to 3.30% 3.70% to 3.80%, excluding effect of liquidity assets Provision Expense Low-$60 to mid-$70 million level NIE Low-teens percent growth Efficiency Ratio Low 50’s

Asset Quality 14 • Total credit cost of $9.0 million for Q4-2016, compared to $22.0 million in Q3-2016 and $14.0 million in Q4-2015 • NCOs $20.8 million, or 65bps, in Q4-2016 compared to $7.4 million, or 24 bps, in Q3-2016 and 7 bps in Q4-2015 • NPL ratio at 1.29% and at manageable level • $16.3 million in charge-offs related to energy; energy NPAs at $121.5 million for Q4-2016 compared to $ 150.0 million in Q3-2016 Asset Quality Highlights Non-accrual loans Q4 2016 Commercial $ 164,940 Construction 159 Real estate 2,409 Consumer 200 Equipment leases 83 Total non-accrual loans 167,791 Non-accrual loans as % of LHI excluding MF 1.29% Non-accrual loans as % of total LHI .96% OREO 18,961 Total Non-accruals + OREO $ 186,752 Non-accrual loans + OREO as % of loans excluding MF + OREO 1.43% Reserve to non-accrual total LHI 1.0x 0.10% 0.07% 0.07% 0.10% 0.38% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2012 2013 2014 2015 2016 NCO / Average Traditional LHI Combined Reserves/ Trad’l LHI 1.15% 1.09% 1.06% 1.28% 1.38%

Closing Comments • Another strong core earnings year • Strong core LHI growth experienced at the end of Q4-2016 • Energy portfolio properly reserved for remaining losses; remain confident in underwriting standards, portfolio composition and reserve level • Change in provision in Q4-2016 reflective of meaningful improvement in criticized loan balances • Combined MFL and MCA balances strong despite seasonally weak quarter • Continued ramping of MCA business in Q4-2016; positioned to provide meaningful income contribution • Focused on future ROE improvement from existing business with efficiencies, improved non-interest income from new LOBs and targeted growth in highest return businesses 15

Q&A 16

Appendix 17

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q4 2016		Q3 2016		Q4 2015	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 25,539	3.59%	$ 26,615	3.52%	$ 30,802	3.60%
Liquidity assets	4,066,084	.54%	3,561,356	.51%	3,457,063	.27%
Loans held for sale	944,484	3.33%	430,869	3.38%	24,658	3.81%
LHI, mortgage finance	4,371,475	3.19%	4,658,804	3.13%	3,669,022	3.01%
LHI	12,701,868	4.39%	12,591,561	4.34%	11,693,464	4.21%
Total LHI, net of reserve	16,892,616	4.13%	17,082,279	4.05%	15,231,664	3.96%
Total earning assets	21,928,723	3.43%	21,101,119	3.44%	18,744,187	3.28%
Total assets	$22,524,394		$21,689,559		$19,243,899	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$ 9,466,871	.45%	$ 8,980,744	.40%	$ 9,006,352	.31%
Other borrowings	1,553,010	.52%	1,607,613	.46%	1,327,087	.21%
Total long-term debt	394,391	5.04%	394,301	4.99%	394,028	4.88%
Total interest bearing liabilities	11,414,272	.61%	10,982,658	.57%	10,727,467	.47%
Demand deposits	9,129,668		8,849,725		6,755,615	
Stockholders' equity	1,839,301		1,722,035		1,603,392	
Total liabilities and stockholders' equity	$22,524,394	.31%	$21,689,559	.29%	$19,243,899	.26%
Net interest margin		**3.11%**		**3.14%**		**3.01%**
Net interest margin excl. liquidity assets		**3.69%**		**3.68%**		**3.63%**
Total deposits and borrowed funds	**$20,149,549**	**.25%**	**$19,438,082**	**.22%**	**$17,089,054**	**.18%**
Loan spread		**3.84%**		**3.82%**		**3.78%**

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TEXAS CAPITAL BANCSHARES, INC.

19 Average Balances, Yields & Rates - Annual (in thousands) 2016 2015 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 27,223 3.60% $ 35,160 3.65% Liquidity assets 3,443,324 .52% 2,708,352 .26% Loans held for sale 416,325 3.36% 6,359 3.82% LHI, mortgage finance 4,292,942 3.14% 3,992,548 3.00% LHI 12,371,634 4.33% 11,113,520 4.27% Total LHI, net of reserve 16,500,953 4.07% 14,991,103 3.97% Total earning assets 20,387,825 3.45% 17,740,974 3.40% Total assets $20,946,725 $18,221,590 Liabilities and Stockholders’ Equity Total interest bearing deposits $ 9,095,726 .42% $ 8,292,301 .30% Other borrowings 1,480,302 .45% 1,382,013 .18% Total long-term debt 394,256 5.02% 393,893 4.90% Total interest bearing liabilities 10,970,284 .58% 10,068,207 .46% Demand deposits 8,124,174 6,447,147 Stockholders’ equity 1,717,589 1,550,276 Total liabilities and stockholders’ equity $20,946,725 .30% $18,221,590 .25% Net interest margin 3.14% 3.14% Net interest margin excl. liquidity assets 3.67% 3.66% Total deposits and borrowed funds $18,700,202 .23% $16,121,461 .17% Loan spread 3.81% 3.80%

Average Balance Sheet - Quarterly 20 (in thousands) QTD Average Q4/Q3 % Change YOY % Change Q4 2016 Q3 2016 Q4 2015 Total assets $22,524,394 $21,689,559 $19,243,899 4% 17% Loans held for sale 944,484 430,869 24,658 119% N/M Loans held for investment 12,701,868 12,591,561 11,693,464 1% 9% Loans held for investment, mortgage finance 4,371,475 4,658,804 3,669,022 (6)% 19% Total loans held for investment 17,073,343 17,250,365 18,953,001 (1)% (10)% Liquidity assets 4,066,084 3,561,356 3,457,063 14% 18% Demand deposits 9,129,668 8,849,725 6,755,615 3% 35% Total deposits 18,596,539 17,830,469 15,761,967 4% 18% Stockholders’ equity 1,839,301 1,722,035 1,603,392 7% 15%

Average Balance Sheet - Annual 21 (in thousands) YTD Average YOY % Change 2016 2015 Total assets $20,946,725 $18,221,590 15% Loans held for sale 416,325 6,359 N/M Loans held for investment 12,371,634 11,113,520 11% Loans held for investment, mortgage finance 4,292,942 3,992,548 8% Total loans held for investment 16,664,576 15,106,068 10% Liquidity assets 3,443,324 2,708,352 27% Demand deposits 8,124,174 6,447,147 26% Total deposits 17,219,900 14,739,448 17% Stockholders’ equity 1,717,589 1,550,276 11%

Period End Balance Sheet 22 (in thousands) Period End Q4/Q3 % Change YOY % Change Q4 2016 Q3 2016 Q4 2015 Total assets $21,697,134 $22,216,388 $18,903,821 (2)% 15% Loans held for sale 968,929 648,684 86,075 49% N/M Loans held for investment 13,001,011 12,662,394 11,745,675 3% 11% Loans held for investment, mortgage finance 4,497,338 4,961,159 4,966,276 (9)% (9)% Total loans held for investment 17,498,349 17,623,553 16,711,950 (1)% 5% Liquidity assets 2,725,645 3,471,074 1,681,374 (21)% 62% Demand deposits 7,994,201 8,789,740 6,386,911 (9)% 25% Total deposits 17,016,831 18,145,123 15,084,619 (6)% 13% Stockholders’ equity 2,009,557 1,725,782 1,623,533 16% 24%